EXHIBIT (h)(4)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and reconstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Dorothy A. Coleman	November 18, 2011
Signature	Date

Name: Dorothy A. Coleman

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Emil D. Duda	November 18, 2011
Signature	Date

Name: Emil D. Duda

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ John G. Foos	November 18, 2011
Signature	Date

Name: John G. Foos

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Robert J. Kolodgy	November 18, 2011
Signature	Date

Name: Robert J. Kolodgy

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Robert A. Leichtle	November 18, 2011
Signature	Date

Name: Robert A. Leichtle

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Gerard T. Mallen	November 18, 2011
Signature	Date

Name: Gerard T. Mallen

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Joseph F. Reichard	November 18, 2011
Signature	Date

Name: Joseph F. Reichard

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Marilyn T. Tromans	November 18, 2011
Signature	Date

Name: Marilyn T. Tromans

Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Cynthia M. Vice	November 18, 2011
Signature	Date

Name: Cynthia M. Vice

Title: Trustee